EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANICAL OFFICER
I, Keith Kelson, Chief Financial Officer of Securus Technologies, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:
(1)	the Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KEITH KELSON
Keith Kelson
November 16, 2005	Chief Financial Officer